Exhibit 10.2
Execution Version
SEVENTEENTH AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT
THIS SEVENTEENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this  “Amendment”), dated as of October 28, 2024, is entered into by and among QUANTUM CORPORATION, a Delaware corporation (“Quantum”), QUANTUM LTO HOLDINGS, LLC, a Delaware limited liability company (“Quantum LTO”, and together with Quantum and each other Person joined to the Credit Agreement as a borrower from time to time, collectively, the “Borrowers”, and each, a “Borrower”), SQUARE BOX SYSTEMS LIMITED, a company incorporated in England and Wales (registered number 03819556) (“Square Box”, and together with each other Person joined to the Credit Agreement as a guarantor from time to time, collectively, the “Guarantors”, and each, a “Guarantor”, and together with the Borrowers, collectively, the “Loan Parties”, and each, a “Loan Party”), the financial institutions which are now or which hereafter become a party to the Credit Agreement as lenders (collectively, the “Lenders”, and each, a “Lender”), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (in such capacity, together with its successors and assigns, “Agent”).
RECITALS
A.Agent, the Lenders and certain of the Loan Parties are parties to the Amended and Restated Revolving Credit and Security Agreement, dated as of December 27, 2018, as amended by the First Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of April 3, 2020, the Second Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of April 11, 2020, the Third Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of June 16, 2020, the Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of December 10, 2020, the Fifth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of February 5, 2021, the Sixth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of August 5, 2021, the Seventh Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of September 30, 2021, the Eighth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of March 15, 2022, the Ninth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of April 25, 2022, the Tenth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of June 1, 2023, the Eleventh Amendment and Waiver to Amended and Restated Revolving Credit and Security Agreement, dated as of February 14, 2024, the Twelfth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of March 22, 2024, the Thirteenth Amendment and Waiver to Amended and Restated Revolving Credit and Security Agreement, dated as of May 15, 2024, the Fourteenth Amendment and Waiver to Amended and Restated Revolving Credit and Security Agreement, dated as of May 24, 2024, the Fifteenth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of July 10, 2024, and the Sixteenth Amendment and Waiver to Amended and Restated Revolving Credit and Security Agreement, dated as of August 13, 2024 (as amended hereby and as the same may be further amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), pursuant to which the Lenders have made and may hereafter make certain loans and have provided and may hereafter provide certain financial accommodations to the Borrowers.
B.The Borrowers have requested that Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein, and Agent and the Lenders have agreed to make such amendments, subject to the terms and conditions set forth herein.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Interpretation. Capitalized terms used herein and not defined shall have the meanings given to such terms in the Credit Agreement.
2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof and in reliance on the representations and warranties set forth in Section 4 hereof and otherwise herein, the Credit Agreement and the Eleventh Amendment are hereby amended effective as of the Seventeenth Amendment Effective Date as follows:
(a)New Definitions. The following definitions are hereby added to Section 1.2 of the Credit Agreement in their proper alphabetical order:
(b)    “Term Loan Eleventh Amendment” shall have the meaning given to such term in the Seventeenth Amendment.
(c)“Seventeenth Amendment” shall mean the Seventeenth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of the Seventeenth Amendment Effective Date, by and among Agent, Lenders and the Loan Parties.
(d)    “Seventeenth Amendment Effective Date” shall mean October 28, 2024.
(e)Amendments to Definitions. The definition of “Permitted Dispositions” in Section 1.2 of the Credit Agreement is hereby amended by deleting clause (r) of such definition in its entirety and replacing it with the following:
“(r)    Dispositions of Service Inventory on or after the Twelfth Amendment Effective Date but prior to the Seventeenth Amendment Effective Date, so long as (i) the aggregate purchase price received by Quantum and its Subsidiaries in respect of all such Dispositions pursuant to this clause (r) does not exceed $15,000,000, (ii) in any such Disposition, the purchase price is paid to Quantum or its Subsidiaries in cash, and (iii) the Net Cash Proceeds of any such Disposition are applied in accordance with Section 2.3(a) of the Term Loan Credit Agreement (as in effect on the Twelfth Amendment Effective Date, after giving effect to the Term Loan Sixth Amendment); and

(s)    Dispositions of Service Inventory pursuant to one or more transactions to a purchaser separately identified to Agent on or after the Seventeenth Amendment Effective Date, so long as (i) the aggregate purchase price received by Quantum and its Subsidiaries in respect of all such Dispositions pursuant to this clause (s) does not exceed $7,600,000, (ii) in any such Disposition, the purchase price (x) is paid to Quantum or its Subsidiaries in cash and (y) is no less than the cost value of such Service Inventory as reflected in the financial statements of Quantum and its Subsidiaries in accordance with GAAP, and (iii) the Net Cash Proceeds of any Disposition pursuant to this clause (s) are applied (x) first, to the outstanding Revolving Advances as of the Seventeenth Amendment Effective Date in the amount of up to $7,000,000 (which amount may be immediately re-borrowed in accordance with the terms of this Agreement), and (y) then, in accordance with Section 2.3(a) of the Term Loan Credit Agreement (as in effect on the Seventeenth Amendment Effective Date, after giving effect to the Term Loan Eleventh Amendment);”.

(f)Section 2.20 of the Credit Agreement. Section 2.20 of the Credit Agreement is hereby amended by deleting clause (a) thereof in its entirety and replacing it with the following:
“(a)    Subject to the Intercreditor Agreement, from and after the Sixteenth Amendment Effective Date, concurrently upon receipt by any Loan Party of any Net Cash Proceeds as a result of any Disposition pursuant to clauses (h), (n), (p), (q), or (s) of the definition of “Permitted Dispositions” of any Collateral which constitutes ABL Priority Collateral, Borrowers shall prepay the Advances in an amount equal to 100% of such Net Cash Proceeds of such Disposition; provided that up to $7,000,000 of any Net Cash Proceeds from any Disposition permitted under clause (s) of the definition of “Permitted Dispositions” shall not be subject to this clause (a) and may be retained by the Loan Parties to be used for general working capital purposes. Net Cash Proceeds received prior to the Sixteenth Amendment Effective Date shall be subject to the terms of this Agreement as in effect prior to the Sixteenth Amendment Effective Date. The foregoing shall not be deemed to be implied consent to any Disposition otherwise prohibited by the terms and conditions hereof.”

3.Conditions Precedent. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following conditions precedent:
(a)Agent shall have received this Amendment, duly authorized, executed and delivered by each Loan Party and the Lenders;
(b)Agent shall have received, in form and substance reasonably satisfactory to Agent, an amendment to the Term Loan Agreement (the  “Term Loan Eleventh Amendment”), duly authorized, executed and delivered by the Borrowers, the Guarantors, the Term Loan Agent and the Term Loan Lenders.
(c)as of the Seventeenth Amendment Effective Date and immediately after giving effect to this Amendment and the Term Loan Eleventh Amendment, no Default or Event of Default shall have occurred and be continuing; and
(d)as of the Seventeenth Amendment Effective Date and immediately after giving effect to this Amendment and the Term Loan Eleventh Amendment, the representations and warranties set forth in Section 4 hereof shall be true and correct in all material respects (without duplication of any materiality qualifier).
Agent shall notify the Borrowers in writing of the effectiveness of this Amendment, which notice shall be conclusive and binding on all parties to the Credit Agreement. For the avoidance of doubt, it is understood and agreed that such written notification shall not be a condition to the effectiveness of this Amendment or the occurrence of the Seventeenth Amendment Effective Date.
4.Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by the Loan Parties to Agent and Lenders pursuant to the Credit

Agreement and the Other Documents, each Loan Party hereby represents and warrants to Agent and each Lender as follows:
(a)each Loan Party has full power, authority and legal right to enter into this Amendment and to perform all its respective Obligations hereunder;
(b)this Amendment has been duly executed and delivered by each Loan Party;
(c)this Amendment constitutes the legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar Laws affecting creditors’ rights generally;
(d)the execution, delivery and performance of this Amendment (i) are within each Loan Party’s corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) are not in contravention of law or the terms of such Loan Party’s Organizational Documents or to the conduct of such Loan Party’s business or any Material Contract or undertaking to which such Loan Party is a party or by which such Loan Party is bound, including without limitation the Term Loan Documents, (iv) will not conflict with or violate any material provisions of any law or regulation, or any judgment, order or decree of any Governmental Body, (v) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except (x) any Consents of any party to a Material Contract or any other Person (other than a Governmental Body) with respect to which the failure to obtain could not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect, (y) any immaterial Consents of any Governmental Body, or (z) those Consents set forth on Schedule 5.1 to the Credit Agreement, all of which will have been duly obtained, made or complied with prior to the Seventeenth Amendment Effective Date and which are in full force and effect on the Seventeenth Amendment Effective Date, and (vi) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any material agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound, including without limitation any of the Term Loan Documents;
(e)each Loan Party is duly formed or incorporated, as applicable, and in good standing under the laws of the state of its incorporation or formation, as applicable, and is good standing in such state and is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect;
(f)each of the representations and warranties made by any Loan Party in the Credit Agreement and the Other Documents, after giving effect to this Amendment and the Term Eleventh Loan Amendment, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as if made on the Seventeenth Amendment Effective Date and after giving effect to this Amendment and the Term Loan Eleventh Amendment and the transactions contemplated hereby and thereby, except to the extent that any such representation or warranty is made as of an earlier and/or specified date, in which case such representation or warranty shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as of such earlier or specified date; and

(g)on the Seventeenth Amendment Effective Date and immediately after giving effect to this Amendment and the Term Loan Eleventh Amendment, no Default or Event of Default exists or has occurred and is continuing.
5.Costs and Expenses. Each Loan Party, jointly and severally, agrees to pay on demand all costs and expenses of Agent and the Lenders incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements, instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, disbursements and other charges of counsel to each of Agent and the Lenders with respect thereto) in accordance with the Credit Agreement.
6.Reaffirmation.
(a)Each Loan Party hereby ratifies and reaffirms (i) all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the Other Documents to which it is a party, and (ii) its grant to Agent of a security interest in the Collateral under the Credit Agreement and each of the Other Documents to which it is a party.
(b)Square Box hereby confirms for the benefit of the Secured Parties that all obligations owed by it pursuant to Article XVII of the Credit Agreement shall remain in full force and effect notwithstanding the amendments referred to in this Amendment.
7.Acknowledgments. To induce Agent and Lenders to enter into this Amendment, each Loan Party acknowledges that:
(a)as of the Seventeenth Amendment Effective Date, (i) Agent and Lenders have performed without default all obligations required of Agent and Lenders under the Credit Agreement and each of the Other Documents; and (ii) there are no disputes with or claims against Agent or Lenders, or any knowledge of any facts giving rise to any disputes or claims, related to the Credit Agreement or any of the Other Documents, including, without limitation, any disputes or claims or knowledge of facts giving rise thereto, that involve a breach or violation on the part of Agent or any Lender of the terms and conditions of the Credit Agreement or any of the Other Documents; and
(b)no Loan Party has any valid defense to the enforcement of its respective obligations set forth in the Credit Agreement, the Other Documents or this Amendment, as applicable, by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to Seventeenth Amendment Effective Date.
8.Governing Law. This Amendment and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the Laws of the State of New York.
9.Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments nor or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as modified hereby, are hereby amended so that any reference therein to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as modified hereby. This Amendment shall constitute an Other Document under the Credit Agreement.

10.Effect of this Amendment. Except as expressly amended pursuant hereto, no other changes or modifications to the Credit Agreement or any of the Other Documents are intended or implied, and in all other respects, the Credit Agreement and each of the Other Documents is hereby specifically ratified, restated and confirmed by all parties hereto as of the Seventeenth Amendment Effective Date. To the extent that any provision of the Credit Agreement or any of the Other Documents are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.
11.Binding Effect. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.
12.Further Assurances. The Loan Parties shall execute and deliver such further documents and do such further acts and things as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.
13.Counterparts; Electronic Signature. This Amendment may be executed in any number of separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a.pdf image) shall be deemed to be an original signature hereto and shall be as effective as delivery of a manually executed counterpart hereof. The words  “execution,”  “execute”,  “signed,”  “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
14.Entire Understanding. This Amendment and the documents executed concurrently herewith contain the entire understanding between each Loan Party, Agent and each Lender and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.
15.Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.
16.Captions. The captions at various places in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.
17.Jury Waiver. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AMENDMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE

WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:
QUANTUM CORPORATION

By:    /s/ Lewis Moorehead
Name: Lewis Moorehead
Title: Vice President of Finance and Treasurer

QUANTUM LTO HOLDINGS, LLC

By:    /s/ Lewis Moorehead
Name:    Lewis Moorehead
Title:    Vice President of Finance and Treasurer

GUARANTORS:	SQUARE BOX SYSTEMS LIMITED By: /s/ Lewis Moorehead Name: Lewis Moorehead Title: Director

AGENT AND LENDERS:	PNC BANK, NATIONAL ASSOCIATION, as Agent and Lender By: /s/ Jeffrey Kessler Name: Jeffrey Kessler Title: Senior Vice President

[Seventeenth Amendment to Amended and Restated Revolving Credit and Security Agreement]
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